UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 27, 2019

 CALADRIUS BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

110 Allen Road, 2nd Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(Zip Code)

(908) 842-0100
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLBS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 230.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 27, 2019, at the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Caladrius Biosciences, Inc. (the "Company"), the stockholders voted on and approved the five proposals listed below. The following is a brief description of each matter voted upon at the Annual Meeting (for a full description of each such matter see the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2019 (the "Proxy Statement")), as well as the final voting results with respect to each such matter:

Proposal 1. The stockholders re-elected Steven M. Klosk and Steven S. Myers as Class III directors until the annual meeting to be held in 2022. The final voting results with respect to Steven M. Klosk were as follows: 4,325,464 votes for; 24,813 votes against; 14,295 votes abstaining and 3,820,338 broker non-votes. The final voting results with respect to Steven S. Myers were as follows: 4,208,521 votes for; 141,812 votes against; 14,239 votes abstaining and 3,820,338 broker non-votes.

Proposal 2. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The final voting results with respect to this Proposal were as follows: 7,921,429 votes for; 139,490 votes against; 123,991 votes abstaining and no broker non-votes.

Proposal 3. The stockholders approved, on a non-binding advisory basis, the executive compensation of the Company's named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows: 4,230,771 votes for; 115,280 votes against; 18,521 votes abstaining and 3,820,338 broker non-votes.

Proposal 4. The stockholders approved, on a non-binding advisory basis, one (1) year as the frequency for holding stockholder advisory votes on the executive compensation of the Company's named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows: 4,210,256 votes for one year; 42,690 votes for two years; 98,988 votes for three years; 12,638 votes abstaining and 3,820,338 broker non-votes.

Proposal 5. The stockholders approved an adjournment or postponement of the Annual Meeting, if necessary, if there were not sufficient votes to provide a quorum. The final voting results with respect to this Proposal were as follows: 7,527,472 votes for; 610,361 votes against; 47,077 votes abstaining and no broker non-votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALADRIUS BIOSCIENCES, INC.

By:	/s/ David J. Mazzo
Name:	David J. Mazzo, PhD
Title:	President and Chief Executive Officer

Dated:    June 27, 2019